UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Fuel Tech, Inc.
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FUEL TECH, INC.

On March 25, 2020, Fuel Tech, Inc. (“Fuel Tech”) filed a definitive proxy statement with the Securities and Exchange Commission in connection with its 2020 Annual Meeting of Stockholders, originally scheduled for May 20, 2020 (the “Annual Meeting”). On May 5, 2020, Fuel Tech issued a press release announcing its intention to adjourn the Annual Meeting until June 16, 2020. Fuel Tech is providing this supplement to broadly disseminate that information.

CONTACT:	Ellen Albrecht Principal Financial Officer (630) 845-4500	Devin Sullivan Senior Vice President The Equity Group Inc. (212) 836-9608

FOR IMMEDIATE RELEASE

FUEL TECH ADJOURNS ANNUAL MEETING OF STOCKHOLDERS TO

JUNE 16, 2020

WARRENVILLE, Ill. – May 5, 2020 – Fuel Tech, Inc. (NASDAQ: FTEK) (or “the Company”), a technology company providing advanced engineering solutions for the optimization of combustion systems, emissions control and water treatment in utility and industrial applications, today announced that it would adjourn its annual meeting of stockholders (“annual meeting”) to June 16, 2020 at 10:00 a.m. (Warrenville, Illinois time) at the Company’s corporate headquarters in Warrenville, Illinois. The annual meeting was originally scheduled for May 20, 2020, but in light of current public health concerns related to COVID-19 and related public health measures, the Company considers it prudent to delay the annual meeting. Stockholders should not travel to the Company’s offices on the original date.

At the annual meeting on June 16, the Company expects that in-person attendance will be possible consistent with social distancing requirements. In order to facilitate stockholder participation, the Company will host a conference call for those wishing to listen in. Interested parties may call into the annual meeting by using the dial-in information shown below. However, the Company expects that the meeting will be briefer than normal and be limited to the items to be voted on at the annual meeting. The Company does not intend to have management make a presentation. Stockholders of record on March 23, 2020, the original record date, may continue to vote in person or by proxy until June 16, 2020. Consistent with guidance by the State of Delaware and the U.S. Securities and Exchange Commission, the Company will not be mailing additional proxy materials with respect to the new annual meeting.

Additional information regarding the annual meeting including the proposals to be voted on can be found in the Company’s proxy statement on Schedule 14A, which was filed with the Securities and Exchange Commission on March 25, 2020. A copy may be obtained free of charge at www.sec.gov

The Company continues to monitor current public health measures and if it considers it prudent, the Company may further adjourn the annual meeting to a different time or place. If so, the Company will issue a further press release announcing any such additional changes.

Whether or not you plan to attend the annual meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials previously distributed to you in connection with the annual meeting. Any proxy card included with the proxy materials previously distributed will not be updated to reflect the change in date and may continue to be used to vote your shares in connection with the annual meeting. If you have already voted, no additional action is required.

Dial-In Information for Fuel Tech, Inc. Annual Meeting of Stockholders:

US Toll Dial-In: 1.888.839.0965

Participant Passcode: 33892030 then #

Int’l Dial-In: +1.617.597.4110

Country toll or toll-free numbers for international callers:

http://www.btconferencing.com/globalaccess/?bid=268_public

About Fuel Tech

Fuel Tech develops and commercializes state-of-the-art proprietary technologies for air pollution control, process optimization, water treatment, and advanced engineering services. These technologies enable customers to operate in a cost-effective and environmentally sustainable manner. Fuel Tech is a leader in nitrogen oxide (NOx) reduction and particulate control technologies and its solutions have been in installed on over 1,200 utility, industrial and municipal units worldwide. The Company’s FUEL CHEM® technology improves the efficiency, reliability, fuel flexibility, boiler heat rate, and environmental status of combustion units by controlling slagging, fouling, corrosion and opacity. Water treatment technologies include DGI™ Dissolved Gas Infusion Systems which utilize a patented nozzle to deliver supersaturated oxygen solutions and other gas-water combinations to target process applications or environmental issues. This infusion process has a variety of applications in the water and wastewater industries, including remediation, aeration, biological treatment and wastewater odor management. Many of Fuel Tech’s products and services rely heavily on the Company’s exceptional Computational Fluid Dynamics modeling capabilities, which are enhanced by internally developed, high-end visualization software. For more information, visit Fuel Tech’s web site at www.ftek.com.

NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains “forward-looking statements” as defined in Section 21E of the Securities Exchange Act of 1934, as amended, which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and reflect Fuel Tech’s current expectations regarding future growth, results of operations, cash flows, performance and business prospects, and opportunities, as well as assumptions made by, and information currently available to, our management. Fuel Tech has tried to identify forward-looking statements by using words such as “anticipate,” “believe,” “plan,” “expect,” “estimate,” “intend,” “will,” and similar expressions, but these words are not the exclusive means of identifying forward-looking statements. These statements are based on information currently available to Fuel Tech and are subject to various risks, uncertainties, and other factors, including, but not limited to, those discussed in Fuel Tech’s Annual Report on Form 10-K in Item 1A under the caption “Risk Factors,” and subsequent filings under the Securities Exchange Act of 1934, as amended, which could cause Fuel Tech’s actual growth, results of operations, financial condition, cash flows, performance and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. Fuel Tech undertakes no obligation to update such factors or to publicly announce the results of any of the forward-looking statements contained herein to reflect future events, developments, or changed circumstances or for any other reason. Investors are cautioned that all forward-looking statements involve risks and uncertainties, including those detailed in Fuel Tech’s filings with the Securities and Exchange Commission.